THE PULSE BEVERAGE CORPORATION

2011 EQUITY INCENTIVE PLAN

STOCK BONUS AGREEMENT

           Unless otherwise defined herein, capitalized terms used in this Stock Bonus Agreement (this “Stock Bonus Agreement”) shall have the meanings ascribed in the The Pulse Beverage Corporation 2011 Stock Incentive Plan (the “Plan”).

I.  NOTICE OF STOCK BONUS GRANT

_________________________________

_________________________________

_________________________________
[Participant’s Name and Address]

           The Company is pleased to inform you that, subject to the terms and conditions of the Plan and this Stock Bonus Agreement, you have been granted bonus shares of Common Stock

(“Bonus Shares”), as follows:

Grant Number:	_________________________________

Date of Grant:	_________________________________

Number of Bonus Shares:	_________________________________

           Vesting Schedule:  The Bonus Shares shall be vested immediately upon the date of grant set forth above.

II.  AGREEMENT

A. Grant of Bonus Shares.

           The Board hereby grants to the Participant named in the Notice of Grant contained in Part I of this Stock Bonus Agreement (the “Notice of Grant”) the Bonus Shares set forth in the Notice of Grant, subject to the terms and conditions of the Plan, which is incorporated herein by reference.  In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Bonus Agreement, the terms and conditions of the Plan shall prevail.

B. Stock Certificates.

(a) Concurrently herewith, the Company shall issue one or more stock certificates in the Participant’s name evidencing the Bonus Shares. The Participant agrees to execute such further instruments and to take such further actions as the Board may deem necessary or advisable for purposes of facilitating the enforcement of this Stock Bonus Agreement.

C. Tax Obligations.

(a) The Participant shall be solely responsible for the payment of any and all federal, state and other taxes that may be imposed on the Participant by reason of the acquisition of the Bonus Shares.

(b) The Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the receipt of the Bonus Shares. The Participant acknowledges and agrees that the Company may refuse to issue the Bonus Shares if such withholding amounts are not delivered.

D. Entire Agreement; Governing Law.

           The Plan and this Stock Bonus Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant.  This Stock Bonus Agreement is governed by the internal substantive laws, but not the choice of law rules, of Nevada.

E. NO GUARANTEE OF CONTINUED SERVICE.

           THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THIS STOCK BONUS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

           By your signature and the signature of the Company’s representative below, you and the Company agree that the Bonus Shares are granted under and governed by the terms and conditions of the Plan and this Stock Bonus Agreement.  By your signature below, you acknowledge and agree that you have reviewed the Plan and this Stock Bonus Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Stock Bonus Agreement and fully understand all provisions of the Plan and this Stock Bonus Agreement.  You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this Stock Bonus Agreement.  You further agree to notify the Company upon any change in the residence address indicated below.

           This Stock Bonus Agreement may be executed by facsimile and in counterparts, each of which shall be deemed an original, but both of which shall constitute one and the same instrument.

PARTICIPANT:

 _______________________
Signature

_______________________
Print Name

Residence Address:

_______________________

_______________________

_______________________

THE PULSE BEVERAGE CORPORATION

____________________________
By:
Name:
Title: